UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                               FORM 8-K


                             Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           August 29, 2006
                           ---------------
           Date of Report (Date of earliest event reported)


                     American Business Corporation
                     -----------------------------
          (Exact name of Registrant as specified in charter)


Colorado                       33-9640-LA                   90-0249312
--------------              ----------------              -------------
(State or other 	(Commission File Number)        (IRS. Employer
jurisdiction of 		 	                 Identification
incorporation) 					     		Number)

    11921 Brinley Ave., Louisville, KY                 40243
  -------------------------------------             -----------
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (502) 410-6900

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Item 8.01.  Other Events

On August 29, 2006 we received notice that on August 23, 2006 three of our creditors had filed an Involuntary Petition for relief under Chapter 7 of the U.S. Bankruptcy Code in the United States Bankruptcy Court, Western District of Kentucky, Case No. 06-32184.

                                SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 29, 2006
                                          AMERICAN BUSINESS CORPORATION
                                          By: /s/ Anthony Russo
                                          Name:  Anthony Russo
                                          Title: President
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